UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2008

Bridge Capital Holdings
(Exact name of registrant as specified in its charter)

California	000-50974	80-0123855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, Suite 200 San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 423-8500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The slide presentation included herein is not filed but is furnished in connection with a presentation at the Company’s Annual Shareholders Meeting conducted on May 15, 2008 by the registrants’ Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits

(c)	The exhibit list required by this item is incorporated by reference to the exhibit index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Capital Holdings

Dated: May 15, 2008	By:	/s/ Thomas A. Sa
Thomas A. Sa Executive Vice President Chief Administrative Officer Chief Financial Officer

Exhibit Index

99.1 Slide presentation by the registrant’s Chief Executive Officer at the Company’s Annual Meeting conducted on May 15, 2008.